UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2014

ARC Properties Operating Partnership, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-197780 (Commission File Number)	45-1255683 (IRS Employer Identification No.)

405 Park Avenue, 15th Floor

New York, New York 10022

(Address of principal executive offices, including Zip Code)

(212) 415-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 29, 2014, American Realty Capital Properties, Inc. (“ARCP”), the parent and sole general partner of ARC Properties Operating Partnership, L.P. (the “Partnership”), filed a Current Report on Form 8-K (the “ARCP 8-K”) reporting the conclusion of the Audit Committee of ARCP’s Board of Directors (the “ARCP Audit Committee”) that the previously issued audited consolidated financial statements and other financial information contained in ARCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, the previously issued unaudited consolidated financial statements and other financial information contained in ARCP’s Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2014 and June 30, 2014, and ARCP’s earnings releases and other financial communications for these periods (the “ARCP Prior Financial Information”) should no longer be relied upon. The information contained in the ARCP 8-K, including the basis for the ARCP Audit Committee’s conclusion, is incorporated herein by reference and made a part hereof.

On October 30, 2014, in light of its conclusion described above, the ARCP Audit Committee concluded that the previously issued annual audited consolidated financial statements and other financial information for the fiscal year ended December 31, 2013 contained in the Partnership’s Final Prospectus filed pursuant to Rule 424(b)(3), dated September 12, 2014, contained in the Partnership’s Registration Statement on Form S-4 (File no. 333-197780) (the “Prospectus”), the previously-issued unaudited consolidated financial statements and other financial information as of June 30, 2014 and for the periods then ended contained in the Prospectus, and the Partnership’s other financial communications for these periods (the “Partnership Prior Financial Information”) should no longer be relied upon.

The Partnership and ARCP will work with the ARCP Audit Committee and the ARCP Audit Committee’s independent advisors to determine the adjustments required to be made to the ARCP Prior Financial Information and the Partnership Prior Financial Information, respectively, as expeditiously as possible. Upon completion of this process, the Partnership will restate the Partnership Prior Financial Information to the extent required.

The Audit Committee of ARCP has discussed the matters disclosed in this Item 4.02(a) with the Partnership’s independent registered public accounting firm.

Cautionary Statements

The forward-looking information set forth in this report is subject to various assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking information, including the timing and definitive findings of the ARCP Audit Committee’s investigation discussed in the ARCP 8-K, including the impact on the Partnership’s previously reported net loss; negative reactions from the Partnership’s creditors, or business partners to the findings of the ARCP Audit Committee’s investigation or the restatement of the Partnership’s financial statements; the results of an evaluation of the Partnership’s internal controls over financial reporting and disclosure controls and procedures and the timing and expense of any necessary remediation of control deficiencies; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the ARCP Audit Committee’s investigation or the Partnership’s restatement of its financial statements. All of the forward-looking statements made in this report are qualified by the above cautionary statements and those made in the “Risk Factors” section of the Prospectus and the Partnership’s other filings with the U.S. Securities and Exchange Commission. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2014

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer